Dreyfus BASIC

U.S. Government

Money Market Fund

ANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Report of Independent Auditors

                            17   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                               Dreyfus BASIC  U.S. Government Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC U.S. Government Money Market Fund, covering the 12-month period from March 1, 2000 through February 28, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Thomas    S.    Riordan.

Money market funds were particularly valuable investments over the 12-month reporting period because of their ability to protect capital while many longer term asset prices declined. The overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 8% during the 12-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster equity performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC U.S. Government Money Market Fund perform during the period?

For the 12-month period ended February 28, 2001, the fund produced a yield of 5.88% , and taking into account the effects of compounding, created an effective
yield    of    6.04%   .(1)

What is the fund's investment approach?

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed") in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests only in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities, as well as repurchase agreements backed by such securities

What other factors influenced the fund's performance?

The U.S. economy was growing strongly when the reporting period began, fueling inflation concerns. The Fed had already taken steps to relieve inflationary pressures by increasing short-term interest rates several times before the beginning of the reporting period. The Fed again raised interest rates in March 2000 by 25 basis points and by 50 basis points in May. While money market instruments reacted to these interest-rate hikes in the form of higher yields, yields on U.S. Treasury bills rose less than other instruments, primarily because of supply-and-demand influences of the Treasury market. Other U.S. Government securities, including government agency debt, were not affected by these forces.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In the April through June quarter, economic growth rose to a torrid 5.6%. In July, however, we began to see signs that the Fed's interest-rate hikes were having the desired effect of slowing the economy. Third-quarter 2000 Gross Domestic Product (" GDP" ) slowed to a growth rate of approximately 2.2%, and fourth quarter GDP declined to an anemic 1.1%. The money markets responded to these developments with lower yields. The Fed held monetary policy steady, choosing not to raise rates further during 2000. However, at its December 2000 meeting, the Fed began to suggest that the greater threat facing the economy was recession, not inflation. As a result, many investors came to believe that the
Fed'   s    next    move    would    be    an    interest-rate    cut.

Those expectations proved true when the Fed reduced interest rates by 50 basis points on January 3, 2001, between meetings of the Federal Open Market Committee. The Fed was apparently reacting to weak retail sales during the 2000 holiday season, diminishing consumer confidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 50 basis points. However, the market did not respond favorably to this news because money market yields had already reflected a significant rate reduction. In February, better than expected employment data also did little to reassure investors, who widely expected the Fed to reduce interest rates again at its meeting in March.

In this environment, we generally maintained what we believe to be a relatively long weighted average maturity. This position was designed to maintain yields for as long as practical as interest rates declined. Although we reduced the fund' s weighted average maturity just prior to year-end 2000 to raise cash in anticipation of pressures that typically affect the money markets at the end of the year, we soon re-extended the fund' s weighted average maturity at the beginning of the new year.



What is the fund's current strategy?

We believe that interest rates may decline further if the Fed continues to cut the federal funds rate in an attempt to keep the economy out of recession. With concerns about inflation on the back burner, Federal Reserve Chairman Alan Greenspan has shown that he continues to be diligent about putting the growth rate back on track. By maintaining a relatively long weighted average maturity, we believe that the fund is currently positioned to benefit from further declines in short-term interest rates should that occur.

March 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund



STATEMENT OF INVESTMENTS

February 28, 2001



                                                                        Annualized
                                                                          Yield on
                                                                           Date of                Principal
U.S. GOVERNMENT AGENCIES--102.5%                                       Purchase (%)              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Consolidated
   Systemwide Medium Term Notes

   3/13/2002                                                                   5.51  (a)         95,000,000           94,971,722

   6/21/2002                                                                   5.58  (a)         25,000,000           24,993,956

Federal Home Loan Banks, Discount Notes

   4/26/2001                                                                   6.58              50,000,000           49,979,588

   5/31/2001                                                                   4.99             165,000,000          162,943,779

   6/8/2001                                                                    5.17              25,000,000           24,650,750

   7/6/2001                                                                    5.19              42,480,000           41,720,959

   8/15/2001                                                                   6.41              37,500,000           37,389,723

   1/17/2002                                                                   5.50              25,000,000           24,989,662

   2/5/2002                                                                    4.97              25,000,000           24,995,329

Federal Home Loan Banks, Floating Rate Notes

   3/29/2001                                                                   5.52  (a)         50,000,000           49,999,253

   6/12/2001                                                                   5.50  (a)         25,000,000           25,000,000

   2/14/2002                                                                   5.40  (a)         25,000,000           25,000,000

Federal Home Loan Banks, Notes

   12/14/2001                                                                  5.92              30,000,000           30,019,725

Federal National Mortgage Association,
   Discount Notes

   5/24/2001                                                                   5.00              50,000,000           49,423,667

Federal National Mortgage Association,
   Floating Rate Notes

   6/7/2001                                                                    5.57  (a)         50,000,000           49,988,869

   11/5/2001                                                                   5.53  (a)        125,000,000          124,973,767

Federal National Mortgage Association, Notes

   3/1/2001                                                                    6.62              50,000,000           50,000,000

   10/15/2001                                                                  5.73              87,000,000           87,343,054

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $978,383,803)                                                                                               978,383,803



                                                                         Annualized
                                                                          Yield on
                                                                           Date of                Principal
REPURCHASE AGREEMENTS--1.7%                                           Purchase (%)               Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays Capital Inc.

  dated 2/28/2001, due 3/1/2001

   in the amount of $16,824,506
   (fully collateralized by $16,455,000
   U.S. Treasury Notes 6.375% to 7.50%
   due from 9/30/2001 to 11/15/2001,
   value $17,074,323)
   (cost $16,822,000)                                                          5.36              16,822,000           16,822,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $995,205,803)                                                                104.2%          995,205,803

LIABILITIES, LESS CASH AND RECEIVABLES                                                                (4.2%)         (40,514,846)

NET ASSETS                                                                                           100.0%          954,690,957

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement

   of Investments--Note 1(b)                           995,205,803  995,205,803

Interest receivable                                                   9,604,056

Prepaid expenses                                                        15,735

                                                                  1,004,825,594
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           379,262

Cash overdraft due to Custodian                                         203,027

Payable for investment securities purchased                          49,423,667

Accrued expenses                                                        128,681

                                                                     50,134,637
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      954,690,957
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     955,208,178

Accumulated net realized gain (loss) on investments                    (517,221)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      954,690,957
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                  955,208,178

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended February 28, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     61,010,245

EXPENSES:

Management fee--Note 2(a)                                            4,814,501

Shareholder servicing costs--Note 2(b)                                 838,476

Custodian fees                                                          80,512

Trustees' fees and expenses--Note 2(c)                                  70,641

Professional fees                                                       42,843

Registration fees                                                       30,671

Prospectus and shareholders' reports                                    26,209

Miscellaneous                                                            5,304

TOTAL EXPENSES                                                       5,909,157

Less--reduction in management fee due to

   undertaking--Note 2(a)                                           (1,575,608)

NET EXPENSES                                                         4,333,549

INVESTMENT INCOME--NET                                              56,676,696
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                101,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                56,778,135

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended
                                            ------------------------------------

                                         February 28, 2001  February 29, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          56,676,696         51,981,493

Net realized gain (loss) on investments            101,439              9,654

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    56,778,135         51,991,147
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (56,676,696)       (52,276,234)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  743,039,718        805,249,908

Dividends reinvested                            53,972,134         49,748,818

Cost of shares redeemed                       (838,719,134)    (1,041,015,631)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (41,707,282)      (186,016,905)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (41,605,843)      (186,301,992)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            996,296,800      1,182,598,792

END OF PERIOD                                  954,690,957        996,296,800

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                Fiscal Year Ended February,
                                                               ----------------------------------------------------------------

                                                               2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                           1.00          1.00          1.00          1.00          1.00

Investment Operations:

Investment income--net                                         .059          .048          .049          .052          .051

Distributions:

Dividends from investment
   income--net                                                (.059)        (.048)        (.049)        (.052)        (.051)

Net asset value, end of period                                 1.00          1.00          1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               6.04          4.88          5.06          5.33          5.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         .45           .45           .45           .45           .45

Ratio of net investment income

   to average net assets                                       5.89          4.75          4.97          5.22          5.09

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                      .16           .17           .16           .17           .20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       954,691       996,297     1,182,599     1,308,647     1,459,949



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC U.S. Government Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund
Services,    Inc.    was    the    distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits
based    on    available    cash    balances    left    on    deposit.


The fund may enter into repurchase agreements, with financial institutions deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $518,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2001. If not applied, $422,000 of the carryover expires in fiscal 2005, $43,500 expires in fiscal 2006, $52,000 expires in fiscal 2007 and $500 expires in fiscal 2008.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,575,608 during the period ended February 28, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2001, the fund was charged $645,645 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $116,511 pursuant to the transfer agency agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus BASIC U.S. Government Money Market
Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Government Money Market Fund, including the statement of investments, as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Government Money Market Fund at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

April 4, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For state individual income tax purposes, the fund hereby designates 63.47% of the ordinary income dividends paid during its fiscal year ended February 28, 2001 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Colombia.

                                                             The Fund

                                                           For More Information

                        Dreyfus BASIC U.S. Government Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  124AR0201